POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 30, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares S&P Emerging Markets High Beta Portfolio

The S&P BMI Emerging Markets High Beta Index, the underlying index of PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”), measures the performance of stocks of companies from many different countries classified as “emerging market countries,” including Greece.

The following therefore supplements the Summary Prospectus of the Fund:

Due to recent political and economic events in Greece, the Greek government has closed banks, credit institutions and local exchanges until at least July 6, 2015, and has imposed certain capital controls. The outcome of the current situation cannot be predicted at this time. The impact of these actions is not clear, but could be significant and may adversely affect the currency and financial markets, including the values of the Fund’s investments in Greek securities.

Greece’s ability to repay its sovereign debt is in question, and therefore there exists the possibility of default, which could seriously reduce the economic performance of Greece and pose risks for the country’s economy. There also is the possibility that Greece may exit the European Monetary Union or the Eurozone, and the economic consequences of these actions could be severe and far reaching for Greece, its trading partners and banks, and others around the world that hold Greek debt or other securities.

It is possible that, in response to these events, the Fund’s index provider may remove certain Greek or other securities from the underlying index. Were such an event to occur, the Fund anticipates that, to the extent possible, it will rebalance its portfolio to bring it in line with its underlying index. Such rebalancing may result in transaction costs and increased tracking error; moreover, capital controls may restrict the Fund’s ability to sell Greek securities during a rebalance. Closure of Greek banks, credit institutions and local exchanges could limit or delay the Fund’s ability to rebalance in such circumstances.

Beyond disruption of securities markets in the short-term, such events, coupled with other recent geopolitical events in the European Union (“EU”), may adversely affect global economies and markets generally and over longer periods. Those events, as well as other changes in Eurozone economic and political conditions, could adversely affect individual issuers or related groups of issuers, all of which could affect the value of the Fund’s investments in Greek companies or those located in other EU member countries.

Please Retain This Supplement for Future Reference.

P-EEHB-SUMPRO-1 SUP-1 063015